NORTHEAST UTILITIES AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
	June 30,	December 31,
	2007	2006
	(Thousands of Dollars)
ASSETS

Current Assets:
Cash and cash equivalents	$ 138,823	$ 481,911
Special deposits	32,050	48,524
Investments in securitizable assets	343,891	375,655
Receivables, less provision for uncollectible
accounts of $20,041 in 2007 and $22,369 in 2006	309,985	361,201
Unbilled revenues	76,734	88,170
Taxes receivable	7,815	-
Fuel, materials and supplies	186,017	173,882
Marketable securities - current	66,090	67,546
Derivative assets - current	107,976	88,857
Prepayments and other	36,241	45,305
	1,305,622	1,731,051

Property, Plant and Equipment:
Electric utility	7,263,323	7,129,526
Gas utility	933,578	858,961
Other	309,463	299,389
	8,506,364	8,287,876
Less: Accumulated depreciation: $2,448,825 for electric
and gas utility and $175,672 for other in 2007;
$2,440,544 for electric and gas utility and
$174,562 for other in 2006	2,624,497	2,615,106
	5,881,867	5,672,770
Construction work in progress	763,677	569,416
	6,645,544	6,242,186

Deferred Debits and Other Assets:
Regulatory assets	2,212,004	2,449,132
Goodwill	287,591	287,591
Prepaid pension	105,376	21,647
Marketable securities - long-term	58,143	50,843
Derivative assets - long-term	283,399	271,755
Other	228,071	249,031
	3,174,584	3,329,999

Total Assets	$ 11,125,750	$ 11,303,236

The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
	June 30,	December 31,
	2007	2006
	(Thousands of Dollars)
LIABILITIES AND CAPITALIZATION

Current Liabilities:
Long-term debt - current portion	$ 154,286	$ 4,877
Accounts payable	505,242	569,940
Accrued taxes	-	364,659
Accrued interest	63,265	53,782
Derivative liabilities - current	99,188	125,843
Counterparty deposits	2,600	148
Other	241,760	244,586
	1,066,341	1,363,835

Rate Reduction Bonds	1,067,403	1,177,158

Deferred Credits and Other Liabilities:
Accumulated deferred income taxes	1,051,114	1,099,433
Accumulated deferred investment tax credits	30,636	32,427
Deferred contractual obligations	248,039	271,528
Regulatory liabilities	875,780	809,324
Derivative liabilities - long-term	114,125	148,557
Accrued postretirement benefits	189,927	203,320
Other	390,330	322,840
	2,899,951	2,887,429

Capitalization:
Long-Term Debt	3,152,753	2,960,435

Preferred Stock of Subsidiary - Non-Redeemable	116,200	116,200

Common Shareholders' Equity:
Common shares, $5 par value - authorized
225,000,000 shares; 175,895,458 shares issued
and 154,856,609 shares outstanding in 2007 and
175,420,239 shares issued and 154,233,141 shares
outstanding in 2006	879,477	877,101
Capital surplus, paid in	1,460,851	1,449,586
Deferred contribution plan - employee stock
ownership plan	(30,846)	(34,766)
Retained earnings	864,598	862,660
Accumulated other comprehensive income	10,549	4,498
Treasury stock, 19,705,353 shares in 2007
and 19,684,249 shares in 2006	(361,527)	(360,900)
Common Shareholders' Equity	2,823,102	2,798,179
Total Capitalization	6,092,055	5,874,814

Total Liabilities and Capitalization	$ 11,125,750	$ 11,303,236

The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2007	2006	2007	2006
	(Thousands of Dollars, except share information)

Operating Revenues	$ 1,392,053	$ 1,661,061	$ 3,096,346	$ 3,808,449

Operating Expenses:
Operation -
Fuel, purchased and net interchange power	804,802	1,109,671	1,875,288	2,653,701
Other	245,643	268,583	483,778	578,315
Restructuring and impairment charges	-	3,282	193	8,425
Maintenance	59,848	49,200	105,845	87,621
Depreciation	63,420	59,656	126,889	118,485
Amortization	(3,453)	(1,078)	2,770	57,394
Amortization of rate reduction bonds	47,114	43,997	98,913	92,675
Taxes other than income taxes	57,360	54,442	129,950	130,867
Total operating expenses	1,274,734	1,587,753	2,823,626	3,727,483
Operating Income	117,319	73,308	272,720	80,966

Interest Expense:
Interest on long-term debt	40,234	34,250	76,447	67,821
Interest on rate reduction bonds	15,839	18,982	32,189	38,863
Other interest	3,451	7,626	10,154	13,626
Interest expense, net	59,524	60,858	118,790	120,310
Other Income, Net	11,873	12,159	25,942	26,363
Income/(Loss) from Continuing Operations Before
Income Tax Expense/(Benefit)	69,668	24,609	179,872	(12,981)
Income Tax Expense/(Benefit)	22,086	8,920	54,664	(9,385)
Income/(Loss) from Continuing Operations Before
Preferred Dividends of Subsidiary	47,582	15,689	125,208	(3,596)
Preferred Dividends of Subsidiary	1,389	1,389	2,779	2,779
Income/(Loss) from Continuing Operations	46,193	14,300	122,429	(6,375)
Discontinued Operations:
Income from Discontinued Operations	-	20,364	-	38,847
Gains/(Losses) from Sale/Disposition of Discontinued Operations	3,925	(5,578)	2,017	(6,478)
Income Tax Expense	1,565	6,844	799	13,858
Income from Discontinued Operations	2,360	7,942	1,218	18,511
Net Income	$ 48,553	$ 22,242	$ 123,647	$ 12,136

Basic and Fully Diluted Earnings/(Loss) Per Common Share:
Income/(Loss) from Continuing Operations	$ 0.30	$ 0.09	$ 0.79	$ (0.04)
Income from Discontinued Operations	0.01	0.05	0.01	0.12
Basic and Fully Diluted Earnings Per Common Share	$ 0.31	$ 0.14	$ 0.80	$ 0.08

Basic Common Shares Outstanding (weighted average)	154,729,676	153,628,709	154,539,678	153,535,675

Fully Diluted Common Shares Outstanding (weighted average)	155,213,094	153,922,635	155,102,672	153,809,133

The data contained in this report is preliminary and is unaudited.  This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and its not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
	Six Months Ended
	June 30,
	2007	2006
	(Thousands of Dollars)
Operating Activities:
Net income	$ 123,647	$ 12,136
Adjustments to reconcile to net cash flows
(used in)/provided by operating activities:
Bad debt expense	12,917	21,181
Depreciation	126,889	121,445
Deferred income taxes	(10,158)	168,525
Amortization	2,770	57,394
Amortization of rate reduction bonds	98,913	92,675
Amortization/(deferral) of recoverable energy costs	6,248	(7,616)
Pension expense, net of capitalized portion	10,388	18,454
Regulatory overrecoveries/(refunds)	64,174	(141,968)
Derivative assets and liabilities	(36,830)	(57,102)
Deferred contractual obligations	(23,489)	(50,282)
Other non-cash adjustments	(2,989)	(20,545)
Other sources of cash	-	22,147
Other uses of cash	(35,019)	(5,548)
Changes in current assets and liabilities:
Receivables and unbilled revenues, net	56,248	543,368
Fuel, materials and supplies	(12,135)	33,108
Investments in securitizable assets	17,674	(19,330)
Other current assets	7,177	11,664
Accounts payable	(67,312)	(408,632)
Counterparty deposits and margin special deposits	18,926	63,299
Taxes receivable and accrued taxes	(372,867)	(220,875)
Other current liabilities	(22,672)	(20,351)
Net cash flows (used in)/provided by operating activities	(37,500)	213,147

Investing Activities:
Investments in property and plant	(491,137)	(380,703)
Cash payment related to the sale of competitive businesses	(1,908)	(19,429)
Proceeds from sales of investment securities	101,113	84,695
Purchases of investment securities	(103,902)	(79,903)
Other investing activities	10,517	(989)
Net cash flows used in investing activities	(485,317)	(396,329)

Financing Activities:
Issuance of common shares	8,520	4,068
Issuance of long-term debt	345,000	250,000
Retirement of rate reduction bonds	(109,755)	(103,327)
Increase in short-term debt	-	99,000
Reacquisitions and retirements of long-term debt	(4,877)	(10,631)
Cash dividends on common shares	(58,502)	(54,025)
Other financing activities	(657)	1,059
Net cash flows provided by financing activities	179,729	186,144
Net (decrease)/increase in cash and cash equivalents	(343,088)	2,962
Cash and cash equivalents - beginning of period	481,911	45,782
Cash and cash equivalents - end of period	$ 138,823	$ 48,744

The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.